U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2010

                              Excel Global, Inc.
           (Exact name of registrant as specified in its charter)

         Nevada                       333-150462                26-0657736
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(State or other jurisdiction    (Commission File Number      (I.R.S. Employer
of incorporation or organization                         Identification Number)

          816 South Robertson Boulevard
          Los Angeles, CA                                90041
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     (Address of principal executive offices,          Zip Code)

                          (310) 623-7505
               ------------------------------------------
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to
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[ ]Written communications pursuant to Rule 425 under the Securities Act
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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c

Item 4.01 Changes in Registrant's Certifying Accountant

On August 6, 2010, Excel Global, Inc. (the "Registrant") dismissed Spector & Associates, LLP ("Spector") as the Registrant's independent registered public accounting firm. The decision to dismiss Spector was approved by the Registrant's board of directors on August 6, 2010.

During the past two fiscal years ended December 31, 2009 and 2008. Spector's reports on the Registrant's financial statements did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles with the exception of a qualification expressing uncertainty about the Registrant's ability to continue as a going concern.

During the past two fiscal years ended December 31, 2009 and 2008, and from December 31, 2009 to August 6, 2010 (i) there were no disagreements between the Registrant and Spector on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Spector would have caused Spector to make reference to the matter in its reports on the Registrant's financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

On August 6, 2010, the Registrant engaged Gumbiner Savett Inc. ("Gumbiner") to serve as the Registrant's independent registered public accounting firm t=for the year ending December 31, 2010. During the past two fiscal years ended December 31, 2009 and 2008, and from December 31, 2009 to August 6, 2010, the Registrant did not consult with Gumbiner regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements. The decision to engage Gumbiner was approved by the Registrant's board of directors on August 6, 2010.

The Registrant has requested Spector to furnish it with a letter address to the Securities and Exchange Commission stating whether it agrees with the statement made above by the Registrant. A copy of such letter dated August 6, 2010 is filed herewith as Exhibit 16.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 16    Letter from SWS

                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: August 6, 2010

/s/Betty Sytner
--------------------------------
Betty Sytner, Chief Executive Officer